UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

Camber Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 7.01. Regulation FD Disclosure.

On November 19, 2020, Camber Energy, Inc. (the “Company”) issued a press release announcing the planned date of the Company’s 2021 Annual Meeting. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On November 18, 2020, the Board of Directors (the “Board”) of the Company determined that its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) will be held virtually by means of remote communication on January 18, 2021, or as otherwise set forth in the Company’s notice and proxy statement for the 2021 Annual Meeting. It is also possible that the 2021 Annual Meeting may be held on a different date. Shareholders of record of Company’s common stock at the close of business on November 30, 2020, the planned record date for the 2021 Annual Meeting, will be entitled to notice of, and to vote at, the 2021 Annual Meeting.

Because the 2021 Annual Meeting is more than thirty days from the anniversary date of the Company’s 2020 Annual Meeting of Shareholders, which was held on March 11, 2020, the deadlines for any shareholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any shareholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2020 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2020, are no longer applicable. Pursuant to Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadline for such proposals by means of this Form 8-K.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) must be delivered to, or mailed to and received at, the Company’s principal executive offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002, Attention: Corporate Secretary, on or before the close of business on December 1, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting. Additionally, any shareholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on December 1, 2020.

In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Nevada law and the Company’s Amended and Restated Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2021 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1**	Press release dated November 19, 2020

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: November 19, 2020

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1**	Press release dated November 19, 2020

** Furnished herewith.